WAYNE
HUMMER
MONEY
FUND
TRUST


                                     Annual
                              Financial Statements


                                     Audited
                                 March 31, 1997

WAYNE
HUMMER
MONEY
FUND
TRUST


Photo of:  David P. Poitras


Dear Fellow Shareholder:

We are pleased to present the annual financial statements of the Wayne Hummer Money Fund Trust (the "Fund") for the year ended March 31, 1997. Net assets under management at the end of the year totaled $238,237,876, an increase of 5.3% for the year. Since its inception, the Fund has continued to meet its objectives of liquidity and stability, which are the most important considerations of short-term investing.

The seven day average yield on the Fund's portfolio for the period ended March 31, 1997, was 4.70%; if dividends were reinvested the effective yield was 4.80%. Since these figures represent historical data, future yields may be higher or lower. Due to the highly liquid nature of the portfolio, the Fund has been able to take advantage of the Federal Reserve's increase in short-term interest rates which occurred on March 25, 1997. We expect interest rates to rise slightly, then remain stable for the rest of the year.

Since the Fund's objective is preservation of capital and maintenance of liquidity, we do not purchase investments that we perceive to be risky or potentially volatile. We also pay close attention to the maturity structure, credit quality, diversification, and market price exposure of the Fund's portfolio. You can be assured the Fund adheres to the same strict criteria which rating agencies use to assign the highest rating to money market funds.

As you know, the Fund provides a vehicle for earning a yield on investments which reflects changes in current rates. Additionally, the Fund offers convenient services such as automatic monthly purchases and check writing privileges. You can make investing easy by having money deducted directly from your checking, savings or payroll check. Your Wayne Hummer Investment Executive will personally handle your transactions and answer any questions.

We appreciate your continued support of the Fund and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,

/s/ David P. Poitras

David P. Poitras
President
Wayne Hummer Money Fund Trust


An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


STATEMENT OF ASSETS AND LIABILITIES

                                                            March 31, 1997
                                                            --------------


Assets
Investments, at amortized cost .............................  $238,180,881
Cash .......................................................        32,669
Interest receivable ........................................       374,987
Prepaid expenses ...........................................        34,326
Insurance deposit ..........................................        18,775
                                                              ------------
              Total assets .................................   238,641,638

Liabilities and Net Assets
Dividends payable ..........................................       244,339
Due to Wayne Hummer Management Company .....................       101,605
Accounts payable ...........................................        57,818
                                                              ------------
              Total liabilities ............................       403,762
                                                              ------------
Net assets applicable to Shares
  outstanding, equivalent to $1.00 per Share ...............  $238,237,876
                                                              ============


STATEMENT OF OPERATIONS

                                                            Year ended
                                                          March 31, 1997
                                                          --------------


Interest income ...........................................  $11,926,831

Expenses:
  Management fee ..........................................    1,097,662
  Transfer agent fees .....................................      144,100
  Shareholder service agent fees ..........................      127,739
  Registration costs ......................................       50,232
  Custodian fees ..........................................       48,700
  Professional fees .......................................       39,000
  Printing costs ..........................................       37,183
  Trustee fees ............................................       24,519
  Portfolio accounting fees ...............................       21,852
  Insurance costs .........................................       14,920
  Other ...................................................       11,682
                                                             -----------
              Total expenses ..............................    1,617,589
                                                             -----------
Net increase in net assets resulting
  from operations .........................................  $10,309,242
                                                             ===========


STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year ended March 31,
                                                                                      1997              1996
                                                                                     ------            ------


Operations:
  Net investment income ......................................................   $  10,309,242    $   9,838,725
Dividends to Shareholders from net investment income .........................     (10,309,242)      (9,838,725)
Capital Share transactions (dollar amounts and number of Shares are the same):
  Proceeds from Shares sold ..................................................     552,545,079      521,966,037
  Shares issued upon reinvestment of dividends ...............................       9,906,164        9,405,599
                                                                                 -------------    -------------
                                                                                   562,451,243      531,371,636
  Less payments for Shares redeemed ..........................................    (550,486,447)    (460,346,433)
                                                                                 -------------    -------------
  Increase due to Capital Share transactions .................................      11,964,796       71,025,203
Net assets at beginning of the year ..........................................     226,273,080      155,247,877
                                                                                 -------------    -------------
Net assets at end of the year ................................................   $ 238,237,876    $ 226,273,080
                                                                                 =============    =============


FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)

                                                                                Year ended March 31,
                                                        1997           1996          1995          1994           1993
                                                        ----           ----          ----          ----           ----


Net asset value, beginning of year.......              $  1.00        $  1.00       $  1.00       $  1.00        $  1.00

Income from investment operations:
  Net investment income..................                 0.04           0.05          0.04          0.02           0.03
  Less dividends from net investment income              (0.04)         (0.05)        (0.04)        (0.02)         (0.03)
                                                         ------        ------         ------        ------         ------

Net asset value, end of year.............               $  1.00       $  1.00        $  1.00       $  1.00        $  1.00
                                                         ======        ======         ======        ======         ======

Total return.............................                 4.80%         5.18%          4.24%(a)      2.47%          2.83%

Ratios and Supplementary Data
  Net assets, end of year ($000's).......               238,238       226,273        155,248       153,529        158,170
  Ratio of total expenses to average net assets            .74%          .79%           .80%          .80%           .79%
  Ratio of net investment income to average net assets    4.70%         5.04%          4.16%         2.44%          2.80%

(a) The total return includes the effect of the capital contribution of $0.0011 per Share from Wayne Hummer Investments LLC. The return without the capital contribution would have been 4.12%.

See accompanying notes to financial statements.


PORTFOLIO OF INVESTMENTS
March 31, 1997


 PRINCIPAL                                                                   RATE          MATURITY DATE
  AMOUNT         COMMERCIAL PAPER (74.25%)                                     %              (1997)          VALUE
 --------        -----------------                                         ---------         ---------       --------
                 BANKING (5.41%)


$ 5,300,000      First Chicago Financial Corp.......................         5.511             04/07     $ 5,295,204
  1,300,000      The Northern Trust Corp............................         5.371             04/10       1,298,281
  3,200,000      First Chicago Financial Corp.......................         5.367             04/17       3,192,491
  2,490,000      SunTrust Banks, Inc................................         5.412             04/23       2,481,905
    630,000      First Chicago Financial Corp.......................         5.490             05/13         626,046
                                                                                                          ----------
                                                                                                          12,893,927
                 BROKERAGE (3.89%)

  2,600,000      Merrill Lynch & Co., Inc...........................         5.364             04/01       2,600,000
  1,455,000      Merrill Lynch & Co., Inc...........................         5.454             05/19       1,444,640
  3,300,000      Merrill Lynch & Co., Inc...........................         5.502             05/27       3,272,383
  2,000,000      Merrill Lynch & Co., Inc...........................         5.659             10/09       1,942,488
                                                                                                          ----------
                                                                                                           9,259,511
                 BUSINESS FINANCE (20.79%)

  6,500,000      Ford Motor Credit Co...............................         5.400             04/08       6,493,276
  1,500,000      General Electric Capital Corp......................         5.446             04/14       1,497,097
  1,420,000      Ameritech Capital Funding Corp.....................         5.375             04/14       1,417,287
  1,000,000      General Electric Capital Corp......................         5.396             04/16         997,788
  5,500,000      J.C. Penney Funding Corp. .........................         5.349             04/21       5,483,928
  5,000,000      GE Credit Cap. Services of Puerto Rico, Inc........         5.444             04/24       4,982,910
    590,000      Ford Motor Credit Co...............................         5.419             05/01         587,384
  2,850,000      Ford Motor Credit Co...............................         5.420             05/02       2,836,944
  2,000,000      J.C. Penney Funding Corp. .........................         5.432             05/05       1,989,932
  2,275,000      National Rural Utilities Cooperative Finance Corp..         5.577             05/07       2,262,556
  5,000,000      Pitney Bowes Credit Corp...........................         5.424             05/08       4,972,661
  1,000,000      GE Credit Cap. Services of Puerto Rico, Inc........         5.372             05/19         992,987
  4,000,000      National Rural Utilities Cooperative Finance Corp..         5.434             05/20       3,971,035
  3,000,000      Pitney Bowes Credit Corp...........................         5.653             05/23       2,976,037
  1,920,000      General Electric Capital Corp......................         5.422             05/30       1,903,323
  1,900,000      J.C. Penney Funding Corp. .........................         5.476             06/02       1,882,494
    830,000      Pitney Bowes Credit Corp...........................         5.534             06/10         821,285
  2,500,000      J.C. Penney Funding Corp. .........................         5.495             06/25       2,468,420
  1,000,000      Pitney Bowes Credit Corp...........................         5.505             07/08         985,436
                                                                                                          ----------
                                                                                                          49,522,780
                 OIL AND GAS (6.75%)

  5,000,000      Equitable Resources Inc............................         5.410             04/07       4,995,558
  3,700,000      Chevron Transport Corp.............................         5.398             05/13       3,677,165
  4,500,000      Chevron Transport Corp.............................         5.516             06/13       4,450,907
  3,000,000      Chevron Transport Corp.............................         5.501             07/03       2,958,538
                                                                                                          ----------
                                                                                                          16,082,168
                 PERSONAL FINANCE (13.45%)

  2,705,000      Commerical Credit Co...............................         5.315             04/03       2,704,212
  5,765,000      Associates Corp. of North America..................         5.382             04/11       5,756,513
  5,334,000      Beneficial Corp....................................         5.445             04/25       5,314,975
  2,635,000      Norwest Financial Inc..............................         5.418             04/30       2,623,708
  4,431,000      Beneficial Corp....................................         5.661             05/09       4,405,042
    500,000      Norwest Financial Inc..............................         5.462             05/16         496,656
  1,645,000      Commerical Credit Co...............................         5.462             05/16       1,633,999
  5,823,000      Associates Corp. of North America..................         5.441             05/28       5,773,951
  2,990,000      Norwest Financial Inc..............................         5.459             06/20       2,954,652
    390,000      Norwest Financial Inc..............................         5.459             06/20         385,389
                                                                                                          ----------
                                                                                                          32,049,097
                 PHARMACEUTICALS (7.02%)

  8,900,000      Schering-Plough Corp...............................         5.376             04/29       8,863,450
  8,000,000      Eli Lilly & Co.....................................         5.503             07/30       7,857,867
                                                                                                          ----------
                                                                                                          16,721,317



 PRINCIPAL                                                                   RATE          MATURITY DATE
  AMOUNT         TELECOMMUNICATIONS (5.59%)                                    %              (1997)          VALUE
 --------                                                                 ---------         ---------       --------


$ 4,100,000      Southwestern Bell Telephone Co.....................         5.351             04/10     $ 4,094,598
  5,004,000      Bellsouth Telecommunications Inc...................         5.337             04/18       4,991,594
  4,300,000      AT&T Corp..........................................         5.398             07/17       4,233,030
                                                                                                          ----------
                                                                                                          13,319,222
                 MISCELLANEOUS (11.35%)

 10,000,000      AON Corp...........................................         5.375             04/01       9,998,524
  2,860,000      Madison Gas & Electric Co..........................         5.628             04/25       2,849,456
    823,000      WMX Technologies Inc...............................         5.433             05/06         818,735
  5,175,000      WMX Technologies Inc...............................         5.433             05/06       5,148,183
  1,000,000      WMX Technologies Inc...............................         5.644             05/13         993,548
  2,945,000      WMX Technologies Inc...............................         5.444             05/20       2,923,635
  4,395,000      DuPont (E.I.) de Nemours & Co......................         5.456             08/06       4,313,136
                                                                                                          ----------
                                                                                                          27,045,217
                                                                                                          ----------
                 TOTAL COMMERCIAL PAPER.............................                                     176,893,239
                                                                                                          ----------

                 BANKERS ACCEPTANCES (12.76%)
                 -------------------
  5,000,000      NationsBank, N.A. (South), Atlanta, GA.............         5.356             04/03       4,998,533
  2,600,000      LaSalle National Bank, Chicago, IL.................         5.341             04/09       2,596,887
  1,700,000      Northern Trust Co., Chicago. IL ...................         5.382             04/09       1,697,998
  3,800,000      The Northern Trust Co., Chicago, IL................         5.668             04/23       3,787,065
  1,580,573      SunTrust Bank,  Atlanta, Atlanta, GA...............         5.343             04/25       1,575,041
  2,000,000      NationsBank of Texas N.A., Dallas, Texas...........         5.407             04/28       1,992,035
  1,000,000      Republic National Bank of New York.................         5.451             05/27         991,708
  5,000,000      SunTrust Bank-Atlanta, Atlanta, GA.................         5.566             06/10       4,947,208
  1,000,000      NationsBank, N.A. (South), Atlanta, GA.............         5.511             07/14         984,545
  2,520,000      Northern Trust Co., Chicago. IL ...................         5.518             07/22       2,478,056
  1,400,000      Republic National Bank of New York.................         5.463             08/01       1,374,902
  3,027,000      NationsBank, N.A. (South), Atlanta, GA.............         5.440             08/11       2,968,619
                                                                                                          ----------
                 TOTAL BANKERS ACCEPTANCES..........................                                      30,392,597
                                                                                                          ----------

                 US GOVERNMENT AGENCY NOTES (5.87%)
                 --------------------------
  2,000,000      Federal National Mortgage Assoc. (a)...............         5.650             04/08       1,999,848
  2,000,000      Federal Home Loan Banks (a)........................         5.600             04/08       1,999,465
    310,000      Federal Home Loan Mortgage Corp....................         5.372             05/19         307,826
    875,000      Federal Home Loan Banks............................         5.575             06/16         875,526
  1,000,000      Federal Home Loan Banks............................         5.636             06/23       1,000,197
  3,270,000      Federal Farm Credit Banks..........................         5.431             07/01       3,273,961
  2,500,000      Federal Home Loan Bank.............................         5.392             07/10       2,463,611
  2,000,000      Federal Home Loan Banks............................         5.780           01/28/98      2,000,000
     64,000      United States Treasury Bill .......................         5.654           02/05/98         61,068
                                                                                                          ----------
                 TOTAL GOVERNMENT AGENCIES..........................                                      13,981,502
                                                                                                          ----------

                 CORPORATE AND BANK NOTES (5.00%)
                 -------------------------
                 BANKING (3.06%)

  1,000,000      Key Bank of Washington, Tacoma, Wash. (a)..........         5.338             04/10         999,654
  1,000,000      Harris Trust & Savings Bank, Chicago, IL...........         6.100             06/17         999,879
  1,400,000      LaSalle National Bank, Chicago, IL ................         5.500             07/01       1,400,000
  1,600,000      LaSalle National Bank, Chicago, IL ................         5.520             07/07       1,600,000
  1,300,000      LaSalle National Bank, Chicago, IL ................         5.530             07/14       1,300,000
  1,000,000      LaSalle National Bank, Chicago, IL ................         6.000           03/19/98      1,000,000
                                                                                                          ----------
                                                                                                           7,299,533
                 MISCELLANEOUS (1.94%)

  1,600,000      SAFECO Corporation.................................         6.000             05/01       1,603,436
  1,000,000      General Electric Capital Corp......................         5.596             07/01       1,008,098
  2,000,000      Kellogg Co.........................................         5.445             07/15       2,002,476
                                                                                                          ----------
                                                                                                           4,614,010
                                                                                                          ----------
                 TOTAL CORPORATE AND BANK NOTES.....................                                      11,913,543
                                                                                                          ----------

See accompanying notes to financial statements.


 PRINCIPAL                                                                   RATE          MATURITY DATE
  AMOUNT         CERTIFICATE OF DEPOSIT (2.10%)                                %              (1997)           VALUE
 --------        --------------------                                      ---------         ---------        --------


  5,000,000      Regions Bank of Alabama............................         5.420           04/15         5,000,000
                                                                                                          ----------
                 TOTAL INVESTMENTS (99.98%).........................                                     238,180,881
                 CASH AND OTHER ASSETS, LESS LIABILITIES (0.02%)....                                          56,995
                                                                                                          ----------
                 NET ASSETS (100.0%)................................                                    $238,237,876
                                                                                                          ==========

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Short-term floating rate security. Rate shown is the effective interest rate at March 31, 1997. The date shown represents the next interest rate change date.
(b) Interest rates represent annualized yield to date of maturity.
(c) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION:
   Wayne Hummer Money Fund Trust (the "Fund") is an open-end management investment company organized as a Massachusetts business trust. It commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value in one or more series ("Portfolios"). At March 31, 1997, Shares of only one series were outstanding. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
   Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken. Security Transactions and Investment Income Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the year ended March 31, 1997, the Fund incurred management fees of $1,097,662.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $24,519.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Money Fund Trust


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Money Fund Trust as of March 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Money Fund Trust as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP

Chicago, Illinois
May 2, 1997
==============================================================================

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss                                      Member of 100% NO-LOAD(TM)
Patrick B. Long                                            MUTUAL FUND COUNCIL
Eustace K. Shaw
==============================================================================

WAYNE HUMMER
INVESTMENT LLC

This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Money Fund Trust.


300 South Wacker                   200 E. Washington Street
Chicago, Illinois                  Appleton, Wisconsin
60606-6607                         54911-5468

1.800.621.4477 (toll-free)         1.800.678.0833 (toll-free)
(312) 431.1700 (local)             (414) 734.1474 (local)

WAYNE
HUMMER
MONEY
FUND
TRUST



                                     Annual
                                    Financial
                                   Statements

                                 March 31, 1997


WAYNE HUMMER
MONEY FUND TRUST

300 South Wacker Drive
Chicago, IL 60606-6607